Upholdings Compound Kings ETF
Schedule of Investments
June 30, 2021 (Unaudited)

Shares		Value
COMMON STOCKS — 89.1%
Agencies, Brokerages, and Other Insurance Related Activities — 1.2%
3,940	Arch Capital Group Ltd. ADR (a)(b)	$153,424
Business Support Services — 16.9%
8,626	Alibaba Group Holding Ltd. ADR (a)(b)	1,956,204
245	Atlassian Corp PLC ADR (a)(b)	62,931
238	PayPal Holdings, Inc. (a)	69,372
690	ROBLOX Corp. (a)	62,086
		2,150,593
Communications Equipment Manufacturing — 1.9%
1,761	Apple, Inc.	241,187
Computer Systems Design and Related Services — 7.4%
934	ServiceNow, Inc. (a)	513,280
1,767	Workday, Inc. (a)	421,854
		935,134
Consumer Goods Rental — 4.7%
1,120	Netflix, Inc. (a)	591,595
Electronic Shopping and Mail-Order Houses — 11.2%
133	Amazon.com, Inc. (a)	457,541
2,032	Etsy, Inc. (a)	418,267
6,934	JD.com, Inc. ADR (a)(b)	553,403
		1,429,211
Information Services — 14.3%
4,991	Facebook, Inc. (a)	1,735,421
990	Pinterest, Inc. (a)	78,160
		1,813,581
Insurance Carriers — 4.3%
1,988	Berkshire Hathaway, Inc. (a)	552,505
Lessors of Real Estate — 1.9%
2,501	The Howard Hughes Corp. (a)	243,747
Medical Equipment and Supplies Manufacturing — 0.4%
93	Align Technology, Inc. (a)	56,823
Radio and Television Broadcasting — 7.8%
3,589	Spotify Technology S.A. ADR (a)(b)	989,092
Restaurants and Other Eating Places — 2.7%
3,040	Starbucks Corp.	339,902
Semiconductor and Other Electronic Component Manufacturing — 2.6%
137	Alphabet, Inc. (a)	334,525
Telecommunications — 11.8%
6,747	Adyen N.V. ADR (a)(b)	331,548
15,466	Tencent Holdings Ltd. ADR (b)	1,164,590
		1,496,138
	TOTAL COMMON STOCKS (Cost $10,778,929)	11,327,457

CLOSED END FUNDS — 4.0%
23,061	Sixth Street Specialty Lending, Inc.	511,724
	TOTAL CLOSED END FUNDS (Cost $497,467)	511,724

REAL ESTATE INVESMENT TRUSTS — 0.9%
3,184	Cousins Properties, Inc.	$117,107
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $105,211)	117,107

RIGHTS — 3.4%
2,800	IPO RIGHTS OF AIRBNB INC COM CL A *(c)(d)	428,792
	TOTAL RIGHTS (Cost $420,000)	428,792

MONEY MARKET FUNDS — 2.6%
325,700	First American Government Obligations Fund — Class X, 0.03% (e)	325,700
	TOTAL MONEY MARKET FUNDS (Cost $325,700)	325,700

	TOTAL INVESTMENTS (Cost $12,127,307) — 100.0%	12,710,780
	Other Assets in Excess of Liabilities — 0.0% (f)	3,403
	TOTAL NET ASSETS — 100.0%	$12,714,183

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

*	Fund FG-ONJ, a series of Forge Investments LLC (“Forge SPV”) is a special purpose vehicle that exclusively enters into forward purchase agreements with shareholders of AirBNB, Inc. Forge SPV enters into legally binding forward purchase agreements with AirBNB, Inc. shareholders who commit to transfer their shares to Forge SPV once their shares become freely transferable. The Fund is not a party to those agreements. However, via its investment in Forge SPV, the Fund has indirectly invested in forward contracts to acquire 2,800 shares of AirBNB, Inc. The shares reflect a 2:1 stock split on AirBNB Inc. on September 30, 2020. The indirect rights to acquire the AirBNB, Inc. shares were acquired as follows:

1,400 beneficial shares acquired indirectly on November 1, 2019 for a total cost of $100,695 ($143.85 per share)

1,400 beneficial shares acquired indirectly on April 29, 2020 for a total cost of $51,837 ($74.05 per share)

The carrying value of the shares to be delivered in the future were valued at the market price for ABNB common equity shares observed on June 30, 2021. These shares, prior to their receipt by Forge SPV, are restricted up to six-months after the initial public offering. Upon Forge SPV’s Receipt, the shares will be freely transferrable.

(a)	Non-Income producing security.
(b)	Foreign Issued Security.
(c)	Value determined using significant unobservable inputs.
(d)	Security is deemed to be illiquid. The total value of illiquid securities represnt 3.4% of net assets.
(e)	Rate shown is the 7-day effective yield.
(f)	Rounds to zero.

UPHOLDINGS COMPOUND KINGS ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

NOTE 1 — ORGANIZATION

UPHOLDINGS Compound Kings ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which is organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund converted from a private fund to an exchange-traded fund (ETF) on December 30, 2020. The Fund is considered non-diversified under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services — Investment Companies. The Fund’s investment objective is to seek to provide long-term capital growth.

As noted above, the Fund is the successor to the Flagship Fund, a series of Upholdings Funds LLC (the “Predecessor Fund”), which had the same investment objective as the Fund. Upholdings Group, LLC (the “Sub-Adviser”), the sub-adviser to the Fund, was the adviser to the Predecessor Fund. Effective as of prior to the open of business on December 30, 2020, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, for tax purposes the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by the Sub-Adviser. The fiscal year end of the Predecessor Fund and the Fund is September 30. The reporting period covered by this report for the Fund is December 30, 2020 through June 30, 2021. Operations prior to December 30, 2020 were for the Predecessor Fund. As of December 30, 2020, the net assets of the Predecessor Fund were $2,495,927, including $1,014,770 of net unrealized appreciation from a tax basis, all of which were transferred into the Fund at the closing of the reorganization. The transfer of net assets resulted in the creation of 100,000 shares of the Fund and an initial NAV per share of $24.96 at the closing of the reorganization.

The primary purpose of the reorganization into the Trust was to provide shareholders the benefit of a more stable, and highly regulated investment vehicle as well as the attendant benefits of tax efficiency.

The Fund generally invests in securities that Upholdings Group LLC (the “Sub-Adviser”) believes have the potential to compound at a higher rate than the S&P 500 Index over multi-year periods. In most cases, the Sub-Adviser identifies companies that have been reinvesting their own cash flow at above average rates of return. If, based on the Sub-Adviser’s analysis, the shares of a particular company are trading at a fair level compared to the Sub-Adviser’s estimate of the company’s intrinsic value, the Sub-Adviser will generally recommend that the Fund purchase that company’s shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2021, the Fund held “fair valued” securities. These rights are included as level 3 securities in the Topic 820 and Level 3 Rollforward tables below.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
UPHOLDINGS Compound Kings ETF
Assets*
Common Stocks	$11,327,457	$—	$—	$11,327,457
Closed End Funds	511,724	—	—	511,724
Real Estate Investment Trusts	117,107	—	—	117,107
Rights	—	—	428,792	428,792
Money Market Funds	325,700	—	—	325,700
Total Investments in Securities	$12,281,988	$—	$428,792	$12,710,780
*	For further detail on each asset class, see the Schedule of Investments

There were transfers between Levels 1 and 3 during the reporting period. Transfers from Level 1 to Level 3 occurred because quoted prices were unavailable for the securities. Below is a reconciliation that details the activity of securities classified as Level 3 during the period ended June 30, 2021:

Upholdings Compound Kings ETF
Rights
Value, Beginning of Period	$420,000
Purchases	—
Proceeds from Sales	—
Net Realized Gains (Losses)
Return of Capital	—
Change in Unrealized Appreciation (Depreciation)	8,792
Transfers In/(Out) of Level 3	—
Value, End of Period	$428,792